Exhibit 99.1

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James Hart, 203.956.8746 (O) 203.339.2578 (M)

AFFINION GROUP HOLDINGS, INC. AND AFFINION GROUP, INC. ANNOUNCE

REDUCTION IN MINIMUM CONDITION IN EXCHANGE OFFERS AND RECEIPT

OF REQUIRED CONSENTS FOR AMENDMENTS TO EXISTING INDENTURES

STAMFORD, Conn., November 22, 2013 – Affinion Group Holdings, Inc. (“Affinion Holdings”) and Affinion Group, Inc. (“Affinion Group”) announced today that they have amended certain of the terms of the previously announced offers to exchange (1) Affinion Holdings’ outstanding 11.625% Senior Notes due 2015 (the “Existing Holdings Notes”) and (2) Affinion Group’s outstanding 11 1⁄2% Senior Subordinated Notes due 2015 (the “Existing AGI Notes” and, together with the Existing Holdings Notes, the “Existing Notes”), to reduce the minimum aggregate principal amount of Existing Holdings Notes required to be tendered to $292.5 million (or 90.0%) as a condition to closing the Exchange Offers. This change to the minimum condition relating to the Existing Holdings Notes was approved by the holders party to the previously announced support agreement in accordance with its terms.

As of 5:00 p.m., New York City time, on November 21, 2013 (the “Consent Time”) (1) holders of approximately $292.7 million aggregate principal amount (or approximately 90.1%) of the Existing Holdings Notes have validly tendered and not withdrawn their Existing Holdings Notes prior to the Consent Time in connection with Affinion Holdings’ previously commenced private exchange offer and consent solicitation (the “Holdings Exchange Offer”) relating to the outstanding Existing Holdings Notes, and (2) holders of approximately $352.9 million aggregate principal amount (or approximately 99.3%) of the Existing AGI Notes have validly tendered and not withdrawn their Existing AGI Notes prior to the Consent Time in connection with Affinion Investments, LLC’s (“Affinion Investments”) previously commenced private exchange offer and consent solicitation (the “AGI Exchange Offer” and, together with the Holdings Exchange Offer, the “Exchange Offers”) relating to the outstanding Existing AGI Notes, thereby satisfying the revised minimum condition relating to the Existing Holdings Notes as described above and the minimum condition relating to the Existing AGI Notes requiring the valid tender of at least $319,950,000 aggregate principal amount of Existing AGI Notes in the AGI Exchange Offer. In addition, Affinion Group announced that the requisite lenders have provided their consent to an amendment to its senior secured credit facility, the effectiveness of which is a condition to the completion of the Exchange Offers.

Affinion Holdings and Affinion Group also announced today that as of the Consent Time (1) the consents delivered in the Holdings Exchange Offer for the Existing Holdings Notes (not including Existing Holdings Notes held by Affinion Holdings or its affiliates) exceeded the amount required under the indenture governing the Existing Holdings Notes (the “Existing Holdings Indenture”) to approve the adoption of certain amendments (the “Holdings Amendments”) to remove substantially all of the restrictive covenants and certain of the default provisions in the Existing Holdings Indenture and (2) the consents delivered in the AGI Exchange Offer for the Existing AGI Notes (not including Existing AGI Notes held by Affinion Group or its affiliates) exceeded the amount required under the indenture governing the Existing AGI Notes (the “Existing AGI Indenture” and, together with the Existing Holdings Indenture, the “Existing Indentures”) to approve the adoption of certain amendments (the “AGI Amendments” and, together with the Holdings Amendments, the “Amendments”) to remove substantially all of the restrictive covenants and certain of the default provisions in the Existing AGI Indenture.

Pursuant to the terms of the Exchange Offers, Affinion Holdings and Affinion Investments, as applicable, have accepted for payment all Existing Notes tendered on or prior to the Consent Time, and each holder who validly tendered Existing Notes and delivered consents to the Amendments on or prior to the Consent Time (and did not validly withdraw) will receive for each $1,000 principal amount of Existing Notes tendered the consideration included in the table below under the column “Total Consideration Amount (in Principal Amount) for each $1,000 Principal Amount of Existing Notes Tendered on or Prior to the Consent Time,” plus accrued and unpaid interest. Pursuant to the terms of the Exchange Offers, Existing Notes validly tendered, and not validly withdrawn at or prior to the Consent Time, may not be withdrawn, and the related consents may not be revoked. Existing Notes tendered after the Consent Time may not be withdrawn.

Existing Notes to be Exchanged	CUSIP No.	Outstanding Aggregate Principal Amount (in millions)	Total Consideration Amount (in Principal Amount) for each $1,000 Principal Amount of Existing Notes Tendered on or Prior to the Consent Time(1)	Exchange Consideration Amount (in Principal Amount) for each $1,000 Principal Amount of Existing Notes Tendered After the Consent Time (1)
Affinion Group Holdings, Inc.’s 11.625% Senior Notes due 2015	008294AB6	$325.0	$1,000 of Affinion Group Holdings, Inc.’s 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018, Series A Warrants to purchase 46.1069 shares of Affinion Group Holdings, Inc.’s Class B Common Stock and Series B Warrants to purchase 239.8612 shares of Affinion Group Holdings, Inc.’s Class B Common Stock (2)	$950 of Affinion Group Holdings, Inc.’s 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018, Series A Warrants to purchase 46.1069 shares of Affinion Group Holdings, Inc.’s Class B Common Stock and Series B Warrants to purchase 239.8612 shares of Affinion Group Holdings, Inc.’s Class B Common Stock (2)
Affinion Group, Inc’s 11 1⁄2% Senior Subordinated Notes due 2015	00828DAJ0	$355.5	$1,020 of Affinion Investments, LLC’s 13.50% Senior Subordinated Notes due 2018	$1,000 of Affinion Investments, LLC’s 13.50% Senior Subordinated Notes due 2018

(1)	In addition, accrued and unpaid interest to, but not including, the settlement date for the Existing Notes accepted for purchase will be paid on the settlement date in the form of cash.
(2)	The Series A Warrants to purchase 46.1069 shares of Affinion Holdings’ Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), in the aggregate represent the right to acquire up to 15% of the pro forma fully diluted ownership of Affinion Holdings after giving effect to the Exchange Offers but without giving effect to options and restricted stock units (“RSUs”) granted under Affinion Holdings’ management compensation and incentive plans, which Series A Warrants will be exercisable upon issuance until the tenth anniversary of their issuance, calculated as of the closing date of the Exchange Offers. The Series B Warrants to purchase 239.8612 shares of Class B Common Stock, which together with the Series A Warrants, in the aggregate represent the right to acquire up to 50.1% of the pro forma fully diluted ownership of Affinion Holdings after giving effect to the Exchange Offers and options and RSUs granted under Affinion Holdings’ management compensation and incentive plans, calculated as of the closing date of the Exchange Offers. The Series B Warrants, unlike the Series A Warrants, will not be exercisable until and unless on the fourth anniversary of their issuance, 5% or more aggregate principal amount of New Holdings Notes issued in the Exchange Offers is then outstanding and unpaid, but will otherwise expire and be cancelled without having become exercisable. If the Series B Warrants become exercisable, they will be exercisable until the tenth anniversary of their issuance.

Based on the receipt of the required consents to the Amendments, (1) Affinion Holdings and the trustee under the Existing Holdings Indenture will promptly enter into a supplemental indenture reflecting the Holdings Amendments and (2) Affinion Group, certain of Affinion Group’s subsidiaries that guarantee the Existing AGI Notes and the trustee under the Existing AGI Indenture will promptly enter into a supplemental indenture reflecting the AGI Amendments. Such Amendments will not become operative unless and until the Exchange Offers are consummated.

The Exchange Offers

The Exchange Offers are open only to (i) holders who are “qualified institutional buyers,” (ii) holders who are institutional “accredited investors” and (iii) holders who are not “U.S. persons,” as such terms are defined under the Securities Act of 1933, as amended (the “Securities Act”) (such eligible holders are referred to herein as “Eligible Holders”).

The Exchange Offers are scheduled to expire at 5:00 p.m., New York City time, on December 9, 2013 (as such date and time may be extended or earlier terminated, the “Expiration Time”).

Eligible Holders that validly tender their Existing Holdings Notes and deliver their consents after the Consent Time but at or prior to the Expiration Time will be eligible to receive, for each $1,000 principal amount of Existing Holdings Notes, the exchange consideration of:

•	$950 principal amount of new 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 of Affinion Holdings (the “New Holdings Notes”);

•	Series A Warrants to purchase 46.1069 shares of Class B Common Stock; and

•	Series B Warrants to purchase 239.8612 shares of Class B Common Stock.

Eligible Holders that validly tender their Existing AGI Notes and deliver their consents after the Consent Time but at or prior to the Expiration Time will be eligible to receive, for each $1,000 principal amount of Existing AGI Notes, the exchange consideration of:

•	$1,000 principal amount of new 13.50% Senior Subordinated Notes due 2018 of Affinion Investments (the “New Investments Notes”).

In addition, holders of Existing Notes validly tendered in the Exchange Offers and not withdrawn will receive on the settlement date for the Exchange Offers accrued and unpaid interest to, but not including, the settlement date in cash. We refer to the Series A Warrants and the Series B Warrants, collectively, as the “Warrants,” the New Holdings Notes and the New Investments Notes, collectively, as the “New Notes,” and the New Notes and the Warrants, collectively, as the “New Securities.”

Except as set forth herein with respect to the change in the minimum condition relating to the Existing Holdings Notes, the terms of the Exchange Offers remain the same as set forth in the confidential offering memorandum and consent solicitation statement dated November 7, 2013 (the “Offering Memorandum”) and the related letters of transmittal and consent (the “Letters of Transmittal”). Subject to the terms and conditions set forth in the Offering Memorandum and the support agreement, dated November 7, 2013, among Affinion Holdings, Affinion Group, Affinion Investments and certain holders of Existing Notes, Affinion Holdings and Affinion Investments may waive any conditions to the consummation of the Exchange Offers.

We currently expect that the settlement date for the Exchange Offers and the issuance of the New Holdings Notes, the New Investments Notes and the Warrants will occur on December 12, 2013 or as soon as practicable thereafter, subject to the satisfaction or waiver of the conditions set forth in the Offering Memorandum and the Letters of Transmittal and any extension of the Expiration Time.

Immediately after the consummation of the Exchange Offers, Affinion Investments will exchange with Affinion Group all of the Existing AGI Notes received by it in the AGI Exchange Offer for new 13.50% senior subordinated notes of Affinion Group due 2018 (the “Extended AGI Notes”) in a principal amount equal to the principal amount of New Investments Notes.

The New Investments Notes will be guaranteed by Affinion Investments II, LLC (“Affinion Investments II”), another existing wholly owned unrestricted subsidiary of Affinion Group. Upon consummation of the Exchange Offers, Affinion Investments and Affinion Investments II will collectively own 35% of the equity interests in all of the first-tier operating foreign subsidiaries of Affinion Group. Affinion Group or restricted subsidiaries of Affinion Group will retain the 65% ownership of these foreign subsidiaries.

The Exchange Offers are being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the Offering Memorandum and the Letters of Transmittal. Only holders who certify to their status as “qualified institutional buyers,” institutional “accredited investors” or non-“U.S. persons,” each as defined under the Securities Act, and are Eligible Holders may receive copies of the Offering Memorandum and Letters of Transmittal and participate in the Exchange Offers. Holders wishing to certify that they are Eligible Holders and be eligible to receive a copy of the Offering Memorandum and Letters of Transmittal, should contact the Information and Exchange Agent for the Exchange Offers, D.F. King & Co., Inc., at (800) 848-3416 (Toll-Free), (212) 269-5550 (Dealers and Brokers) or affinion@dfking.com.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers are being made and the New Securities are being offered only to “qualified institutional buyers,” institutional “accredited investors” and holders that are not “U.S. persons,” as such terms are defined under the Securities Act. The New Securities have not been registered under the Securities Act or under any state securities laws, and the New Notes, the Warrants and the shares of Class B Common Stock issuable upon exercise of the Warrants may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letters of Transmittal. The Exchange Offers are subject to the terms and conditions set forth in the Offering Memorandum and the Letters of Transmittal.

About Affinion Group

As a global leader with 40 years of experience, Affinion Group enhances the value of its partners’ customer relationships by developing and marketing loyalty solutions. Leveraging its expertise in customer engagement, product development and targeted marketing, Affinion Group provides programs in subscription-based lifestyle services, personal protection, insurance and other areas to help generate increased customer loyalty and significant incremental revenue for more than 5,740 marketing partners worldwide, including many of the largest and most respected companies in financial services, retail, travel, and Internet commerce. Based in Stamford, Conn., Affinion Group has approximately 4,300 employees and has marketing capabilities in 19 countries globally. Affinion Group holds the prestigious ISO 27001 certification for the highest information security practices, is PCI compliant and Cybertrust certified. For more information, visit www.affinion.com.

Forward-Looking Statements

This press release may contain “forward-looking statements.” These forward-looking statements include, but are not limited to, the completion of the proposed Exchange Offers, discussions regarding industry outlook, Affinion Group’s expectations regarding the performance of its business, its liquidity and capital resources, its guidance for 2013 and the other non-historical statements. These statements can be identified by the use of words such as “believes” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward-looking statements are based on management’s current expectations and beliefs only as of the date of this press release and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks related to general economic and business conditions and international and geopolitical events, a downturn in the credit card industry or changes in the techniques of credit card issuers, industry trends, foreign currency exchange rates, the effects of a decline in travel on Affinion Group’s travel fulfillment business, termination or expiration of one or more agreements with its marketing partners or a reduction of the marketing of its services by one or more of its marketing partners, Affinion Holdings’ and Affinion Group’s substantial leverage, restrictions contained in their respective debt agreements, Affinion Group’s inability to compete effectively, and other risks identified and discussed from time to time in reports filed by Affinion Holdings and Affinion Group with the SEC, including Affinion Holdings’ most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and Affinion Group’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, none of Affinion Holdings, Affinion Group or Affinion Investments undertakes any obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events or circumstances.